UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 1, 2008

ICEWEB, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27865	13-264097
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

205 Van Buren Street, Suite 150, Herndon, Virginia 20170

(Address of Principal Executive Office) (Zip Code)

703-964-8000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 1st, 2008, the Company’s Board of Directors authorized, subject to approval of the Company’s stockholders, a two-for-one forward split of its common stock. Consistent with the Delaware General Corporation Law, the forward split requires the Company to amend its Certificate of Incorporation, which will require approval of a majority in interest of the common stock of the Company. The Company is calling for a special meeting of its stockholders on July 11th, 2008 at 10:00am at its Headquarters located on 205 Van Buren Street, Herndon VA, 20170 to approve the stock split.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ICEWEB, INC.

By:	/s/ John R. Signorello
John R. Signorello Chief Executive Officer

Date:  May 28, 2008